Liquidity Services Acquires Bid4Assets, a Leading Online Marketplace for Government Real Estate

Acquisition strengthens and accelerates the company’s position as the leading online platform for the government sale of real estate, an estimated multi-billion dollar market

BETHESDA, Md., November 1, 2021 -- Liquidity Services, Inc. (NASDAQ:LQDT), the world’s largest e-commerce marketplace for business and government surplus, today announced it has acquired Bid4Assets, a leading online marketplace strategically focused on conducting real property auctions for the government, including tax foreclosure sales and sheriff’s sales. The transaction accelerates Liquidity Services’ penetration of the large and fragmented municipal government real estate market and expands the size of Liquidity Services’ overall public sector market opportunity.
Founded in 1999, Bid4Assets, based in Silver Spring, MD, pioneered the first internet-based public auctions of real property to provide sellers and buyers enhanced transparency, convenience and financial recovery. Since inception, Bid4Assets has completed the sale of over $1 Billion of asset sales to over 800,000 registered buyers through the use of its data driven technology and online sales platform.

“With its strong track record of delivering value for government agency clients, our acquisition of Bid4Assets enhances our portfolio of digital solutions for our sellers, expands our buyer base, and strengthens our position as a leading marketplace for real estate. This strategic transaction reflects our continued commitment to leading the digital transformation of the asset management and sale activities within the multi-billion dollar municipal and state government market to benefit all stakeholders,” stated Bill Angrick, Chairman of the Board and Chief Executive Officer of Liquidity Services.

“We are proud of our heritage as a pioneer and leader in the government real estate market and this partnership will allow us to leverage the scale, scope, and technological capabilities of Liquidity Services to seize a tremendous market opportunity,” said Jesse Loomis, Chief Executive Officer of Bid4Assets. Coupled with Liquidity Services’ municipal government footprint and over 4 million registered buyers, this acquisition enables Bid4Assets to accelerate its development, deliver greater services to its clients and expand its footprint nationally. “Most of the real property public auctions in the U.S. are still being conducted inefficiently in front of the courthouse. We’re changing that dynamic to the benefit of all parties involved,” said Loomis.

Mr. Loomis will continue to manage the growth of Bid4Assets as a division of Liquidity Services post-closing and will retain the current Bid4Assets’ management team and employees post-closing.

Under the terms of the agreement, Liquidity Services has acquired 100% of Bid4Assets’ issued and outstanding stock.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s business outlook and future strategic positioning, including any anticipated benefits from the Bid4Assets acquisition; expected future results; expected future effective tax rates; and trends and assumptions about future periods or events, including as a result of the Bid4Assets acquisition. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. Our business is subject to a number of risks and uncertainties, and our past performance is no guarantee of our performance in future periods. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

There are several risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements in this document. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in our filings with the SEC from time to time, and include, among others, potential changes in political, business and economic conditions; the integration of Bid4Assets into our GovDeals segment, the duration of the COVID-19 pandemic and the effects of COVID-19 on our business and operations and on the general economy, including effects on our sellers and customers, any regional or general economic downturn or crisis and any conditions that affect e-commerce growth or cross-border trade; the Company’s ability to realize expected growth opportunities in heavy equipment and real estate asset categories; increases in the supply of new vehicles and silicon chips that might disrupt favorable recovery trends; the Company’s need to manage attracting buyers to a broad range of asset categories with varying degrees of maturity and in many different geographies; the ability to successfully intermediate payments on our marketplace platform; the Company’s need to successfully react to the increasing importance of mobile commerce and the increasing environmental and social impact aspects of e-commerce in an increasingly competitive environment for our business, including not only risks of disintermediation of our e-commerce services by our competitors but also by our buyers and sellers; the impact of the COVID-19 pandemic on our Company, our employees, our sellers and buyers, and global supply chains; disruptions of cross-border transactions due to COVID-19 pandemic restrictions on travel and shipping, including the impact of such disruptions on the Company’s ability to generate profits, grow GMV or accurately forecast transactions; the Company’s ability to timely upgrade and develop our technology systems, infrastructure and marketing and customer service capabilities at reasonable cost while maintaining site stability and performance and adding new products and features; the Company’s ability to attract, retain and develop the skilled employees that we need to support our business; the Company’s ability to integrate, manage and grow businesses that have been acquired or may be acquired in the future, including the acquisition of Bid4Assets; and the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2020, which is available on the SEC and Company websites. There may be other factors of which we are currently unaware or which we deem immaterial that may cause our actual results to differ materially from the forward-looking statements.
All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events.

About Liquidity Services

Liquidity Services (NASDAQ: LQDT) operates the world’s largest B2B e-commerce marketplace platform for surplus assets with over $8.5 Billion of completed transactions, to approximately 4 million qualified buyers worldwide and 15,000 corporate and government sellers. We support clients’ sustainability efforts by helping them extend the life of assets, prevent unnecessary waste and carbon emissions, and defer products from landfills. Through our vital mission of Building a Better Future For Surplus we’ve played an integral role in many of our clients’ zero-waste initiatives and worked with corporations, and federal and municipal government agencies to pioneer some of the largest green initiatives to date, deferring billions of pounds of surplus assets from landfills.

About Bid4Assets

Bid4Assets is an online auction marketplace based in Silver Spring, MD. The privately held company auctions distressed real estate for the federal government, sheriffs, county tax-collectors, financial institutions and real estate funds. Bid4Assets has conducted online tax sales for over 100 counties and cities nationwide and has pioneered online sheriff’s sales for the Commonwealth of Pennsylvania. Since its inception in 1999, the company has sold more than 125,000 properties nationwide and grossed over a billion dollars in auction sales.

Media Contacts:
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Liquidity Services, Inc.
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Investor Relations
Liquidity Services, Inc.
800-310-4604
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